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                                                                    EXHIBIT 10.4

                         SECOND AMENDED PROMISSORY NOTE

  $  100,000.00                    Original  Issue  Date:    August  14,  2001
                                   Amended and Restated as of: February 14, 2003

     The undersigned (if there be more than one undersigned, their liability shall be joint and several) promises to pay to the order of Oncor Partners, Inc.,(hereinafter called "Holder") upon the earlier of either (1) Military Resale Group, Inc.'s ("MRG") receipt of $500,000.00 or more in equity capital; or (2) on or before May 5, 2003, the sum of One Hundred Thousand and No/100 Dollars ($100,000.00),or such lessor amount as may have been loaned to MRG by Holder, without interest thereon; provided however if the aforesaid is not paid in full on or before May 5, 2003, time being of the essence, then the undersigned shall be in default hereunder and the sum of $100,000.00 or such lessor amount as may have been loaned to MRG by Holder, shall be due and owing and be paid together with interest thereon at the rate of eighteen percent (18%) per annum from the date of default until the date actually paid.

     Provided, that upon the occurrence of any of the following events of default, if the Holder so elects, all of the unpaid balance hereunder, including interest, shall immediately be due and payable: (a) if any obligor shall make an assignment for the benefit of creditors or if any voluntary or involuntary proceedings be instituted by or against any obligor under any provision of the Bankruptcy Act of any other federal or state statute or rule providing for the relief of debtors, composition of creditors, arrangements, reorganizations, ordinary bankruptcy, or receivership or the like; (b) the failure of any obligor to pay debts as they mature in the ordinary course of business, or if the fair market value of the assets of any obligor shall be less than the liabilities of such obligor; (c) the entry of any judgment against any obligor or the issuing of an attachment or garnishment against any property of any obligor; (d) the occurrence of any adverse change in the financial condition of any obligor in which case the Holder deems its position to have become impaired; (e) the dissolution, merger, consolid-ation or reorganization of any obligor which is a corporation, partner- ship, joint venture, business trust or other association; (f) the assessment, imposition or existence, of any general or specific lien for any federal, state or local taxes or charges against any property for any obligor; and (g) the death of any obligor who is a natural person. The term "obligor" includes all undersigned makers and all endorsers, guarantors and sureties.

     Each and every obligor hereby authorizes Richard H. Tanenbaum, Esquire or any attorney or clerk or any member of any court within the United States or elsewhere to enter an appearance on their behalf and to confess judgment against obligors, either jointly or severally, to be entered by the proper official, at any time after this note is due (whether upon normal maturity or accelera-tion hereunder), hereby waiving all exemptions, for the principal amount of this note and interest and 15% attorneys' fees and court costs. If this note is referred to an attorney for collection, and payment is obtained without the entry of a judgment, then obligors shall pay to Holder attorneys' fees in the amount aforesaid.

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     This Second Amended Promissory Note amends and supersedes that certain
$100,000 Confessed Judgment Promissory Note by MRG in favor of Oncor Partners, Inc. dated as August 14, 2001, as amended and restated by that certain Amended Promissory Note dated August 7, 2002.

     Executed under seal on the day and year first above written.

WITNESS:                      Military  Resale  Group,  Inc.



                              By:   /s/  Ethan  Hokit                   [SEAL]
                              ------------------------------------------------
                              Ethan  Hokit,  President



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